THE PRUDENTIAL SERIES FUND

PSF PGIM High Yield Bond Portfolio

Supplement dated November 30, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus, Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for the Prudential Series Fund (the Fund) relating to the PSF PGIM High Yield Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Mr. Daniel Thorogood has announced his intention to retire from the Portfolio's portfolio management team effective April 2022.

To reflect this change, the Portfolio's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows:

1.The tables in (i) the section of the Summary Prospectus and Prospectus entitled "Summary: PSF PGIM High Yield Bond Portfolio – Management of the Portfolio"; and (ii) the section of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – PSF PGIM High Yield Bond Portfolio" are hereby revised by adding the following footnote with respect to Mr. Thorogood:

"*Mr. Thorogood has announced his intention to retire effective April 2022."

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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